                                                                  EXHIBIT 10.5



                  CONVERTIBLE SUBORDINATED NOTE PURCHASE AGREEMENT, dated as of July 9, 1999, among VITAMINSHOPPE.COM, INC., a Delaware corporation having an office at 380 Lexington Avenue, Suite 1700, New York, NY 10168 (the "Company") and the individuals and entities whose names are set forth on Schedule 1.01 hereto, as such schedule may be amended from time to time (each, a "Purchaser" and collectively the "Purchasers").

                  WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, on the terms and subject to the conditions set forth herein, 6% Convertible Subordinated Notes of the Company due June 30, 2007, in a maximum aggregate principal amount of $10,000,000;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.       PURCHASE AND SALE OF THE NOTES

                  SECTION 1.01. ISSUANCE AND SALE OF THE NOTES. (a) Subject to the terms and conditions set forth herein, on the Initial Closing Date or on any Subsequent Closing Date (each as hereinafter defined), as the case may be, the Company shall execute, sell and deliver to each Purchaser who participates at such closing, and each such Purchaser shall purchase from the Company, a 6% Convertible Subordinated Note of the Company in substantially the form attached hereto as Exhibit A, dated the Initial Closing Date or such Subsequent Closing Date, as the case may be, and registered in the name of such Purchaser, in the principal amount set forth opposite the name of such Purchaser on Schedule 1.01 hereof under the caption "Principal Amount of Note" (said notes, together with any notes issued in exchange or substitution therefor, being hereinafter collectively called the "Notes").

                  (b) On the Initial Closing Date or on any Subsequent Closing Date, as the case may be, as payment in full for the Notes being purchased by it hereunder, and against delivery thereof as aforesaid, each Purchaser shall transfer the amount set forth opposite such Purchaser's name on Schedule 1.01 hereof under the caption "Principal Amount of Note" by wire transfer of immediately available funds to an account designated by the Company two business days prior to the Initial Closing Date or the Subsequent Closing Date, as the case may be (unless waived by the respective Purchaser).

                  SECTION 1.02. CLOSING DATE. The initial closing of the sale and delivery of Notes (the "Closing") shall take place at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, at Noon (local time) on July 9, 1999 (such date and time of the Closing being herein called the "Initial Closing Date"). Subsequent closings, if any, shall be held at such date, time and place as the Company and the Purchasers who are acquiring Notes (it being expressly understood that no Purchaser shall be obligated to acquire Notes at any subsequent closing solely by virtue of such Purchaser's participation in any other closing) at each such subsequent closing shall agree (such date and time of any such subsequent closing being herein called a "Subsequent Closing Date").

II.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Purchasers as follows:

                  SECTION 2.01. ORGANIZATION AND QUALIFICATION. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with power and authority to conduct its business as it is now being conducted, to own or use its properties and assets that it purports to own or use and to perform its obligations under this Agreement and under the Notes.

                  SECTION 2.02. CAPITALIZATION. (a) As of the Closing Date, the capitalization of the Company shall be as set forth on Schedule 2.02 hereof. All of the outstanding capital stock of the Company, has been duly authorized and validly issued and is fully paid and nonassessable.

                  (b) Except as set forth on Schedule 2.02 hereof, as of the date hereof, no subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any capital stock of the Company is authorized or outstanding and (except as otherwise expressly contemplated by this Agreement) there is not any commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets.

                  SECTION 2.03. AUTHORIZATION OF AGREEMENTS, ETC. (a) Each of
(i) the execution and delivery by the Company of this Agreement, (ii) the performance by the Company of its obligations hereunder and (iii) the issuance, sale and delivery by the Company of the Notes will not violate any provision of law, any decree or order of any court or other agency of government, the certificate of incorporation or the by-laws of the Company, or any provision of any agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of any liens, claims, charges, restrictions, rights of others, security interests, prior assignments or other encumbrances (collectively, "Claims") in favor of any third person upon any of the properties or assets of the Company.

                  (b) The shares of Preferred Stock of the Company to be issued and delivered upon the conversion of the Notes (the "Conversion Shares") have been duly authorized, and when issued and delivered upon conversion of the Notes, will be validly issued, fully paid and nonassessable. Except as set forth on Schedule 2.03(b), neither the issuance, sale and delivery of the Notes to the Purchasers hereunder, nor the issuance and delivery of the Conversion Shares, is subject to any preemptive rights or to any right of first refusal or other similar right in favor of any person.

                  SECTION 2.04. VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the

Company, enforceable against the Company in accordance with its terms. The Notes, when issued and delivered in accordance with this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

                  SECTION 2.05. GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of this Agreement, the issuance, sale and delivery of the Notes or the issuance and delivery of the Conversion Shares upon the conversion of the Notes, other than such filings with and approvals of the Securities and Exchange Commission ("SEC") or any state securities commission or similar regulatory body as may be necessary in connection with the commencement or consummation of the transactions contemplated herein.

                  SECTION 2.06. ACTIONS PENDING. There is no action, suit, investigation or proceeding pending or, to the best knowledge of the Company, threatened against or affecting the Company, or any of its properties or rights, before any court or by or before any governmental body or arbitration board or tribunal and no judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator is outstanding against the Company.

                  SECTION 2.07. COMPLIANCE WITH LAW. The Company is not in default in any respect under any order or decree of any court, governmental authority, arbitrator or arbitration board or tribunal or under any laws, ordinances, governmental rules or regulations to which the Company or any of its respective properties or assets is subject.

                  SECTION 2.08. OFFERING OF THE SECURITIES. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Notes has offered any such securities for sale to, or solicited any offers to buy any such securities from, or otherwise approached or negotiated with respect thereto with, any person or persons, under circumstances that involved the use of any form of general advertising or solicitation as contemplated by Rule 502(c) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and, assuming the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, neither the Company nor any person acting on the Company's behalf has taken or will take any action (including, without limitation, any offer, issuance or sale of any securities of the Company under circumstances which might require the integration of such transactions with the sale of the Notes under the Securities Act or the rules and regulations of the SEC thereunder) which would subject the offering, issuance or sale of the Notes to the Purchasers, or the issuance and delivery of the Conversion Shares to the registration provisions of the Securities Act.

                  SECTION 2.09. BROKERS. All negotiations relative to this Agreement and the sale of the Notes contemplated hereby have been carried on by the Company directly with the Purchasers, without the intervention of any other person on behalf of the Company in such manner as to give rise to any valid claim by any other person against the Purchasers for a finder's fee, brokerage commission or similar payment.

III.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

                  SECTION 3.01. AUTHORIZATION. The execution, delivery and performance by such Purchaser of this Agreement and the purchase and receipt by such Purchaser of the Notes being acquired by it hereunder, have been duly authorized by all requisite action on the part of such Purchaser, and will not violate any provision of law, any order of any court or other agency of government, the charter or other governing documents of such Purchaser, or any provision of any indenture, agreement or other instrument by which such Purchaser or any of such Purchaser's properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in any claims upon any of the properties or assets of such Purchaser.

                  SECTION 3.02. VALIDITY. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

                  SECTION 3.03. INVESTMENT REPRESENTATIONS. (a) Such Purchaser is acquiring the Notes being purchased by such Purchaser hereunder for such Purchaser's own account, for investment, and not with a view toward the resale or distribution thereof.

                  (b) Such Purchaser understands that he, she or it, as the case may be, must bear the economic risk of such Purchaser's investment for an indefinite period of time because the Notes are not registered under the Securities Act or any applicable state securities laws, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available.

                  (c) Such Purchaser is able to fend for itself in the transactions contemplated by this Agreement and such Purchaser has the ability to bear the economic risks of the investment in the Notes being purchased by it hereunder for an indefinite period of time. Such Purchaser further acknowledges that he, she or it, as the case may be, has received copies of the financial statements of the Company and has had the opportunity to ask questions of, and receive answers from, officers of the Company with respect to the business and financial condition of the Company and the terms and conditions of the offering of the Notes and to obtain additional information necessary to verify such information or can acquire it without unreasonable effort or expense.

                  (d) Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of its investment in the Notes. Such Purchaser further represents that he, she or it, as the case may be, is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the SEC under the Securities Act with respect to its purchase of the Notes, and that any such Purchaser that is a limited partnership or a limited liability company has not been formed solely for the purpose of purchasing the Notes.

                  (e) If such Purchaser is a limited partnership, such Purchaser represents that it has been organized and is currently existing as a limited partnership in good standing under the laws of the state of its formation.

                  (f) If such Purchaser is a limited liability company, such Purchaser represents that it has been organized and is currently existing as a limited liability company in good standing under the laws of the state of its formation.

                  (g) If such Purchaser is a corporation, such Purchaser represents that it has been organized and is currently existing as a corporation in good standing under the laws of the state of its incorporation.

                  SECTION 3.04. GOVERNMENTAL APPROVALS. No registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary by such Purchaser for the valid execution, delivery and performance of this Agreement.

IV.      CERTAIN TRANSFER RESTRICTIONS

                  SECTION 4.01. RESTRICTION ON TRANSFER. No Purchaser or any other holder of any Note (such Purchaser or holder being referred to herein as a "Holder") may assign, participate, transfer or otherwise convey such Note or any of its rights or obligations thereunder or interest therein without the prior written consent of the Company. Any purported transfer in contravention of the foregoing sentence shall be void ab initio and of no effect. Notwithstanding the foregoing, a holder of a Note may transfer such Note or any of its rights or obligations thereunder to a trust for the benefit of such holder or any immediate family member of such holder.

                  SECTION 4.02. TRANSFEREES BOUND; CERTAIN CONDITIONS TO TRANSFER. Any transferee of a Holder and any direct or indirect transferee of such a transferee (other than the Company) shall be subject to all the terms and conditions, including the restrictions on transfer, set forth in Article IV of this Agreement, and shall, prior to the transfer of all or any portion of the Notes thereto, and as a condition to such transfer, (i) consent to be bound by the terms of Article IV of this Agreement by executing and delivering to the Company an instrument reasonably satisfactory to the Company accepting and agreeing to the terms and conditions of Article IV of this Agreement, including a counterpart signature page to this Agreement and (ii) pay to the Company a fee sufficient to cover all reasonable expenses directly incurred by the Company (including reasonable fees and expenses of counsel) in connection with such transfer.

No transfer of Notes may be made, and the Company may refuse to register any transfer thereof, if such transfer would violate this Agreement or the applicable securities laws of any applicable jurisdiction. The Company may, as a condition to the registration of any transfer of Notes, require the transferor to furnish to the Company an opinion of counsel reasonably acceptable to the Company as to compliance with the foregoing.

V.       MISCELLANEOUS

                  SECTION 5.01. SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Notes pursuant hereto, notwithstanding any investigation made at any time by or on behalf of any party hereto. All statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

                  SECTION 5.02. PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of any party hereto shall bind and inure to the benefit of the respective successors and assigns of such party hereto whether so expressed or not.

                  SECTION 5.03. NOTICES. Notices, consents and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of telex or facsimile communication, delivered by graphic scanning, telecopier or other telecommunications equipment, with receipt confirmed) addressed to (i) the Company at its address set forth above and (ii) each Purchaser at its address set forth on Schedule 1.01 hereof. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if hand delivered or three days after being sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or upon receipt if by any facsimile or other telecommunications equipment, in each case addressed to such party as provided in this Section 5.03 or in accordance with the latest unrevoked direction from such party.

                  SECTION 5.04. HEADINGS. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  SECTION 5.05. SUBORDINATION. The Company's obligations under the Notes shall be subordinate and junior to all indebtedness constituting Senior Indebtedness (as defined in Section 1.07 of Annex A to each Note) on the terms and conditions set forth in each Note.

                  SECTION 5.06. ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise without the consent of each of the parties hereto.

                  SECTION 5.07. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 5.08. GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


                     [Remainder of Page Intentionally Blank]

                  IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.


                                  COMPANY:

                                           VITAMINSHOPPE.COM, INC.



                                           By:  /s/ Larry M. Segall
                                                -------------------------------
                                                Name:  Larry M. Segall
                                                Title: Chief Financial Officer




                                  PURCHASERS:

                                           FDG-CHASE CAPITAL PARTNERS LLC
                                           By: FDG Capital Associates LLC.,
                                               its Managing Member


                                           By:  /s/ M. Anthony Fisher
                                                -------------------------------
                                                Name:  M. Anthony Fisher
                                                Title: Manager


                                           FDG CAPITAL PARTNERS, LLC
                                           By: FDG Capital Associates LLC.,
                                               its Managing Member


                                           By:  /s/ M. Anthony Fisher
                                                -------------------------------
                                                Name:  M. Anthony Fisher
                                                Title: Manager

                                           JEFFREY HOROWITZ JULY, 1999 GRAT



                                           By:  /s/ Jeffrey Horowitz
                                                -------------------------------
                                                Name:  Jeffrey Horowitz
                                                Title: Trustee



                                           HELEN HOROWITZ JULY, 1999 GRAT



                                           By:  /s/ Helen Horowitz
                                                -------------------------------
                                                Name:  Helen Horowitz
                                                Title: Trustee



                                           CB CAPITAL INVESTORS, INC.



                                           By:  /s/ Stephen Murray
                                                -------------------------------
                                                Name:  Stephen Murray
                                                Title: General Partner

                                  Schedule 1.01


Name and Address of Purchaser                      Principal Amount of Note
-----------------------------                      ------------------------
FdG-Chase Capital Partners LLC                             $292,683
c/o FdG Associates
299 Park Avenue, 16th Floor
New York, NY  10171

FdG Capital Partners, LLC                                 $3,707,317
299 Park Avenue, 16th Floor
New York, NY  10171

Jeffrey Horowitz July, 1999 GRAT                          $1,000,000
c/o Jeffrey Horowitz
680 Madison Avenue
New York, NY 10021

Helen Horowitz July, 1999 GRAT                            $1,000,000
c/o Helen Horowitz
680 Madison Avenue
New York, NY 10021

CB Capital Investors, Inc.                                $4,000,000
380 Madison Avenue, 12th Floor
New York, NY 10017